                                                               Exhibit 10.20


                                       UMC


                    ESSENTIAL TERMS FOR CAPACITY AND LOADING

14 February 2000


Rich Forte
Integrated Telecom Express, Inc.
2710 Walsh Ave
Santa Clara CA 95051

Dear Rich:

     As  requested,  this term sheet  outlines the  essentials of the
mutual commitments   between  Integrated  Telecom  Express,   Inc.  (ITeX)
and United Microelectronics Corporation (UMC) with respect to capacity and loading.

1. Subject to loading by IteX as described below, UMC will offer ITeX rights of first refusal to a minimum quantity of eight inch wafers on the following annual basis:

------------------------- ------------------ ------------------ ------------------ ------------------
     Annual Period               2000               2001               2002                2003
------------------------- ------------------ ------------------ ------------------ ------------------
    Wafers per Year              10K                20K                35K                 50K
------------------------- ------------------ ------------------ ------------------ ------------------

2. All wafer purchases will be at competitive pricing, and subject to UMC standard terms, conditions and forecasting. Unless otherwise agreed in writing, wafer quantities will be generally linear from month to month with no abrupt changes.

3. Conditioned upon ITeX compliance with its commitments to order from UMC during the period involved, UMC wafer prices to ITeX will be competitive with the prices and terms that UMC offers in the contemporaneous time period for wafers from the same fab with equivalent technology, quantities and cycle times.

4. On a quarterly basis during the period January 1, 2000 to December 31, 2003, ITeX will offer to UMC purchase orders equal to or in excess of 75% of the total ITeX foundry requirements for the relevant period(s).


CONFIDENTIAL                          -1-                    UMC(C)2000

Term Sheet Outline
14 February 2000, page 2



5. This term sheet outlines all promises, representations and agreements between UMC and ITeX concerning capacity and loading, and there are no agreements, representations or promises concerning such matters other than as stated here.




AGREED:


Integrated Telecom Express, Inc.             United Microelectronics Corporation


  /s/ Rich Forte                                        /s/ Peter Chang
------------------------------               -----------------------------------
Rich Forte, President                        Peter Chang, CEO Foundry Operations